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                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

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                                  FORM 8-K

                               CURRENT REPORT

                   PURSUANT TO SECTION 13 OR 15(D) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

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DATE OF REPORT:   SEPTEMBER 10, 2002
DATE OF EARLIEST EVENT REPORTED:    SEPTEMBER 5, 2002

                             THE ROUSE COMPANY
           (Exact name of registrant as specified in its charter)


       MARYLAND                  0-1743                        52-0735512
   (State or other        (Commission File Number)          (I.R.S. Employer
    jurisdiction of                                      Identification Number)
   incorporation or
    organization)

                       10275 LITTLE PATUXENT PARKWAY
                       COLUMBIA, MARYLAND 21044-3456

                  (Address of principal executive offices)




REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:       (410) 992-6000

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ITEM 5.   OTHER EVENTS.

     On September 10, 2002, The Rouse Company (the "Registrant") completed the sale of $400,000,000 aggregate principal amount of 7.20% Notes due 2012 (the "Notes") in an underwritten public offering pursuant to the Pricing Agreement, dated September 5, 2002, (the "Pricing Agreement"), between the Registrant and Banc of America Securities LLC and J.P. Morgan Securities Inc., as representatives of the underwriters named therein which incorporates by reference the Underwriting Agreement, dated September 5, 2002, (the "Underwriting Agreement") between the Registrant and Banc of America Securities LLC and J.P. Morgan Securities Inc., as representatives of the underwriters named therein. The Underwriting Agreement and Pricing Agreement are filed as exhibits 1.1 and 1.2, respectively, hereto.

     The Notes were offered through a prospectus supplement dated September 5, 2002 under the Registrant's Registration Statement on Form S-3
(Registration No. 333-67137). The prospectus supplement was filed with the Securities and Exchange Commission on September 9, 2002.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

               Exhibit        Description
               -------        -----------

               1.1 Underwriting Agreement, dated September 5, 2002, between The Rouse Company and Banc of America Securities LLC and J.P. Morgan Securities Inc., as representatives of the underwriters named therein.

               1.2 Pricing Agreement, dated September 5, 2002, between The Rouse Company and Banc of America Securities LLC and J.P. Morgan Securities Inc., as representatives of the underwriters named therein.

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                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.



     Dated: September 10, 2002


                                   THE ROUSE COMPANY


                                   By:   /s/ Melanie M. Lundquist
                                        --------------------------------
                                        Melanie M. Lundquist
                                        Vice President and Corporate Controller

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                               EXHIBIT INDEX


               Exhibit        Description
               -------        -----------

               1.1 Underwriting Agreement, dated September 5, 2002, between The Rouse Company and Banc of America Securities LLC and J.P. Morgan Securities Inc., as representatives of the underwriters named therein.

               1.2 Pricing Agreement, dated September 5, 2002, between The Rouse Company and Banc of America Securities LLC and J.P. Morgan Securities Inc., as representatives of the underwriters named therein.